Global Real Estate Investments Fund (the “Fund”)

Supplement Dated August 4, 2010
to the Prospectus dated October 26, 2009

IMPORTANT INFORMATION ABOUT THE GLOBAL REAL ESTATE INVESTMENTS FUND

Effective immediately, the following language has been added to the Prospectus dated October 26, 2009.

The second paragraph under the section “Plan of Distribution – Purchase Terms” on Page 42 is hereby amended and restated as follows, in its entirety (emphasis added):

Investors in the Fund pay a sales load based on the amount of their investment in the Fund.  The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 7.25% to 3.25%, as set forth in the table below. A reallowance is made to the Distributor from the sales load paid by each investor.  The Distributor reserves the right to pay a portion of its reallowance amount (a “Marketing Allowance”) to other registered broker dealers to offset certain costs associated with marketing the Fund’s shares.  Any such Marketing Allowance will be paid from the reallowance received by the Distributor and will have no impact on the sales load payable by the shareholder or the Fund’s transactional or operating expenses.

In addition, the following sentence is added to the end of the third paragraph under the section “Plan of Distribution – Purchase Terms” on page 43:

No Marketing Allowance will be paid in connection with shares that are sold without a sales load.

The address of the Distributor has changed.  The current address is:

Ascent Real Estate Securities, LLC , 10901 West Toller Drive, Suite 304, Littleton, Colorado, 80127.

Please retain this Supplement for future reference.